Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	ANCHOR SERIES TRUST	VOTING INSTRUCTION CARD
SA WELLINGTON GROWTH PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA Wellington Growth Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Wellington Growth Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	ANCHOR SERIES TRUST	VOTING INSTRUCTION CARD
SA WELLINGTON GROWTH AND INCOME PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA Wellington Growth and Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Growth and Income Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	ANCHOR SERIES TRUST	VOTING INSTRUCTION CARD
SA WELLINGTON NATURAL RESOURCES PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA Wellington Natural Resources Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Natural Resources Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SUNAMERICA SERIES TRUST	VOTING INSTRUCTION CARD
SA BOSTON COMPANY CAPITAL GROWTH PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA Boston Company Capital Growth Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of SunAmerica Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Capital Growth Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SUNAMERICA SERIES TRUST	VOTING INSTRUCTION CARD
SA WELLSCAP FUNDAMENTAL GROWTH PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA WellsCap Fundamental Growth Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of SunAmerica Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Fundamental Growth Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(ii)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

VOTING INSTRUCTION CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [___-___-____] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SEASONS SERIES TRUST	VOTING INSTRUCTION CARD
SA COLUMBIA FOCUSED GROWTH PORTFOLIO
NOTICE OF JOINT SPECIAL MEETING OF SHARHOLDERS
TO BE HELD SEPTEMBER 20, 2018
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[INSURANCE COMPANY NAME] / [SEPARATE ACCOUNT]

The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the SA Columbia Focused Growth Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm Eastern Time) on Thursday, September 20, 2018 and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly execute voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: [___-___-____]

Note: Signature(s) should appear exactly as name or names appear on this voting instruction card. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Seasons Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

The Board of Trustees of Seasons Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Focused Growth Portfolio (the “Target Portfolio”). Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”) a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Target Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE